FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 10, 2003

                           Klamath First Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


          Oregon                      0-26556                         93-1180440
State or other jurisdiction       Commission                    (I.R.S. Employer
 of incorporation                 File Number                Identification No.)


540 Main Street, Klamath Falls, Oregon                                  97601
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number (including area code):(541)882-3444


                               Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

          The Registrant's wholly-owned subsidiary, Klamath First Federal Savings and Loan Association, has entered into an agreement with Bank of Eastern Oregon to sell seven branch offices including certain deposit and other liabilities associated therewith, located in the State of Oregon. The branch sale is expected to close in December 2003, subject to regulatory approval and certain other conditions.

          For further information, reference is made to the Registrant's press release dated September 10, 2003 which is attached hereto as Exhibit 99.1, and incorporated herein by reference.


        The following exhibit is included with this report:

        99.1  Press release of Klamath First Bancorp, Inc. dated
              September 10, 2003.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             KLAMATH FIRST BANCORP, INC.

Date:      September 11, 2003                By: /s/ Kermit K. Houser
                                             -------------------------------
                                             Kermit K. Houser, President and
                                             Chief Executive Officer


Date:      September 11, 2003                By: /s/ Marshall Jay Alexander
                                             -------------------------------
                                             Marshall Jay Alexander,
                                             Executive Vice President and
                                             Chief Financial Officer